UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

UMeWorld Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30813	To be obtained
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 West Flagler Street, 9th Floor, Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 791 0483

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.0001 per share

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 2, 2025, UMeWorld Limited, a British Virgin Islands company (“UMeWorld BVI”), completed a share exchange under the Share Exchange Agreement dated September 18, 2025, with UMeWorld Inc., a Delaware corporation (“UMeWorld DE”). At closing, all outstanding shares of UMeWorld BVI were exchanged one-for-one for shares of UMeWorld DE, making UMeWorld BVI a wholly-owned subsidiary. This Form 8-K is filed to establish UMeWorld Inc. as the successor issuer under Rule 12g-3(a) of the Securities Exchange Act of 1934. Shares of UMeWorld Inc. common stock, par value $0.0001, are deemed registered under Section 12(g) as those of the successor issuer. UMeWorld DE. continues the business while UMeWorld BVI is wholly-owned subsidiary. FINRA approval for related corporate actions, including the name, is pending.

Item 1.01 — Entry into a Material Definitive Agreement

Adoption of Share Exchange Agreement and Consummation of Share Exchange

On September 18, 2025, UMeWorld BVI entered into a Share Exchange Agreement (the “Agreement”) with UMeWorld DE, pursuant to which UMeWorld DE became the direct parent company of UMeWorld BVI and the successor public company in connection with the share exchange (the “Share Exchange”).

Pursuant to the Agreement, at 12:01 a.m. Eastern Time on October 2, 2025 (the “Effective Time”), each outstanding ordinary share of UMeWorld BVI was automatically exchanged on a one-for-one basis for one share of common stock of UMeWorld DE. Accordingly, upon consummation of the Share Exchange, the former shareholders of UMeWorld BVI became shareholders of UMeWorld DE on a one-for-one basis, and UMeWorld BVI became a direct, wholly-owned subsidiary of UMeWorld DE.

The Share Exchange was approved in accordance with BVI law and UMeWorld BVI’s governing documents by the requisite written consent of UMeWorld BVI shareholders. No vote of UMeWorld DE stockholders was required; the issuance of UMeWorld DE shares was authorized by the UMeWorld DE board under Sections 152 and 153 of the Delaware General Corporation Law.

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Immediately after the Effective Time, UMeWorld DE replaced UMeWorld BVI as the public company and successor issuer for U.S. securities law purposes, and UMeWorld BVI continues to hold its assets and liabilities as a wholly-owned subsidiary.

The board resolutions of UMeWorld Inc. authorizing the issuance of shares and the consummation of the Share Exchange are filed as Exhibit 10.1, and the written shareholder consent of UMeWorld Limited approving the Share Exchange is filed as Exhibit 10.2 to this report.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.01 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01 — Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Share Exchange described therein was completed on October 2, 2025. Following the Effective Time, UMeWorld BVI continues its operations as a wholly-owned subsidiary of UMeWorld DE, and UMeWorld DE succeeded as the reporting issuer under Rule 12g-3(a).

Item 3.02 — Unregistered Sales of Equity Securities

At the Effective Time on October 2, 2025, UMeWorld DE already had issued 114,785,005 shares of its common stock, par value $0.0001 per share, to the former shareholders of UMeWorld BVI in exchange for all outstanding ordinary shares of UMeWorld BVI on a one-for-one basis pursuant to the Share Exchange Agreement dated September 18, 2025. An additional 3,000,000 shares of UMeWorld DE common stock were authorized and reserved for a proposed private placement but were not issued at closing. No cash consideration was paid in connection with the exchange.

The issuance of UMeWorld DE shares was made in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) (transactions not involving a public offering) and the safe harbor provided by Regulation S (for offers and sales made outside the United States to non-U.S. persons). Each recipient of UMeWorld DE shares provided customary representations regarding investment intent, non-U.S. status (where applicable), and acknowledgment of transfer restrictions. There was no general solicitation or advertising in connection with these issuances, and appropriate restrictive legends were or will be placed on the share certificates or book-entry statements. No underwriter, placement agent, or broker was engaged, and no commissions or underwriting discounts were paid in connection with the issuance.

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Item 5.01 — Changes in Control of Registrant.

As a result of the Share Exchange effective October 2, 2025, the former shareholders of UMeWorld BVI became the shareholders of UMeWorld DE in the same relative proportions they held immediately prior to the Effective Time. Given that UMeWorld DE was newly formed and had no public shareholders prior to the Share Exchange, the transaction resulted in a change in control at the registrant level in that the shareholder base of UMeWorld BVI became the shareholder base of UMeWorld DE.

To the registrant’s knowledge, no single shareholder or group entered into any arrangement that would confer sole voting or dispositive control as of the Effective Time, and there are no arrangements known to UMeWorld DE the operation of which may, at a subsequent date, result in a further change in control.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the incorporation of UMeWorld DE, Michael Lee (Age 62) was appointed as the sole director and Chief Executive Officer of the corporation. Mr. Lee has served in this capacity since the company’s formation and continues to hold these positions following the completion of the Share Exchange with UMeWorld Limited (BVI) on October 2, 2025. There are currently no other directors or executive officers of UMeWorld DE. Any future appointments or changes in management will be disclosed in a subsequent filing, if required.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Share Exchange, the Certificate of Incorporation and Bylaws of UMeWorld DE became effective and now govern the rights of UMeWorld DE shareholders. The fiscal year remains unchanged. Copies of the Certificate of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 8.01 — Other Events

UMeWorld DE has submitted a corporate action request to FINRA for processing of the successor-issuer name/CUSIP updates. Until FINRA completes its review and announces an effective date, trading will continue under the existing market identifier(s). Any new ticker and/or CUSIP assigned will be furnished by amendment to this Form 8-K or in a subsequent current report, as appropriate.

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Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.01 –	Share Exchange

Exhibits 3.1 –	Certificate of Incorporation

Exhibits 3.2 –	Bylaws

Exhibits 10.1 –	UMeWorld Inc. (Delaware) board resolutions authorizing issuance of shares and consummation of the Share Exchange.

Exhibits 10.2 –	UMeWorld Limited (BVI) written shareholder consent approving the Share Exchange.

Exhibit 104 –	Cover Page Interactive Data File (formatted as Inline XBRL)

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UMEWORLD INC.

By:	/s/ Michael Lee

Name:	Michael Lee

Title:	Chief Executive Officer

Date:	October 7, 2025

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